                     FIRST AMENDMENT TO THE
             AMERCO EMPLOYEE SAVINGS, PROFIT SHARING
                AND EMPLOYEE STOCK OWNERSHIP PLAN

     On  March  16,  1973,  Amerco,  a  Nevada  Corporation  (the

"Corporation") established the "Amerco Profit Sharing  Retirement

Trust"  (the  "Profit  Sharing  Plan"),  which  was  subsequently

amended  from  time  to  time.   Effective  April  1,  1984,  the

Corporation   established  the  "Amerco  Employee   Savings   and

Protection  Plan",  which was amended  from  time  to  time,  and effective  January  1, 1988, was merged with the  Profit  Sharing

Plan  to form a single plan called the "Amerco Retirement Savings and Profit Sharing Plan".

     Effective  July 24, 1988, the Amerco Retirement Savings  and

Profit Sharing Plan was amended and restated as an employee stock ownership  plan, which was most recently amended and restated  in its  entirety  on  December 21, 1993, and is  now  known  as  the

"Amerco  Employee  Savings,  Profit Sharing  and  Employee  Stock

Ownership Plan" (the "Plan").  The Plan was subsequently  amended on  four  occasions and then again amended and restated effective

January  1, 1997.  By this instrument, the Corporation wishes  to amend  the Plan to make certain changes requested by the Internal

Revenue  Service in connection with the Company's June  12,  1998 request for a favorable determination letter.

     1.    Except as otherwise provided herein, the provisions of

this  First  Amendment shall be effective as  of  the  date  this

Amendment is signed.

     2.   Effective January 1, 1998, the last sentence of Section

2.1(r) of the Plan is hereby amended and restated in its entirety to provide as follows:

     Effective for Plan Years beginning on or after January 1, 1998, the term "Compensation" shall also include, for all purposes, except for the purpose of making allocations under Top Heavy Plans pursuant to
     Section 8.2, amounts (such as Pre-Tax Contributions to this Plan) which are not currently includible in the
     Participant's gross taxable income by reason of the application of Sections 125, 402(a)(8) or 402(h)(1)(B) of the Code, if such amounts are attributable to the performance of services for the Employer or any Affiliate.

     3.   The fourth sentence of Section 2.1(v) is hereby amended

and restated to provide as follows:

     Notwithstanding the foregoing, Earnings in excess of One Hundred Fifty Thousand Dollars ($150,000) shall be disregarded for all purposes.

     4.    Sections  2.2(b)  and 9.3(b) of the  Plan  are  hereby

amended  by substituting the term "Accounting Date" for the  term

"Valuation Date" wherever used therein.

     5.    Effective  January 1, 1997, Section 2.3(b)(2)  of  the

Plan is hereby amended and restated in its entirety to provide as follows:

          (2) For the preceding year received Compensation from the Employer or its Affiliates in excess of Eighty Thousand Dollars ($80,000).

     6.    The  last  sentence of Section 2.3(c) of the  Plan  is

hereby  amended  and  restated in  its  entirety  to  provide  as follows:

     If, at any time prior to the termination of employment and prior to attaining fifty-five (55) years of age, a highly compensated active employee receives Compensation which is less than fifty percent (50%) of the Employee's annual average compensation for the three (3) consecutive years preceding the determination year during which the Employee received the greatest amount of compensation from the Employer, then such Employee shall not be deemed to be a highly compensated former employee upon his actual separation from employment with the Employer if, after the "deemed separation year," as defined in Section 1.414(q)-1T Q & A-5(a)(3) of the regulations, and before the Employee's actual year of separation such Employee's services for and Compensation from the Employer, under all the facts and circumstances, increase significantly so as to result in a deemed a resumption of employment.

     7.    Effective  January 1, 1997, Section 2.3(d)  is  hereby

deleted  from  the  Plan  and  Section  2.3(e)  of  the  Plan  is relettered Section 2.3(d).

     8.    Effective January 1, 1997, Section 4.3(c)(4) is hereby

deleted from the Plan and the remaining paragraphs are renumbered accordingly.

     9.    Effective January 1, 1997,  Section 4.3(d) of the Plan

is  hereby  amended and restated in its entirety  to  provide  as follows:

          (d)   DISTRIBUTION  OF EXCESS  CONTRIBUTIONS.   No
                --------------------------------------
          later  than  the last day of each Plan  Year,  any
          "excess Pre-Tax Contributions" and the income allocable thereto will be distributed to Participants who made the excess Pre-Tax Contributions during the preceding Plan Year. For purposes of this paragraph, the term "excess Pre-Tax Contributions" means, with respect to any Plan Year, the aggregate amount of Pre-Tax Contributions paid to the Plan by the Highly Compensated Employees for the Plan Year over the maximum amount of Pre-Tax Contributions permitted pursuant to Section 4.3(a) and Section 401(k)(3)(A)(ii) of the Code. The distribution of excess Pre-Tax Contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the dollar amount of Pre-Tax Contributions made by each Highly Compensated Employee in accordance with the following procedure:

          (1)  Step One: The dollar amount of the  excess
          Pre-Tax    Contribution   for    each    Highly
          Compensated Employee shall be calculated in the
          manner  described in Code Section  401(k)(8)(B)
          and   Treasury  Regulation  Section   1.401(k)-
          1(f)(2).   However,  in applying  these  rules,
          rather than distributing the amount necessary to reduce the actual deferral percentage of each Highly Compensated Employee in order of these Employees' actual deferral percentages, the Plan uses these dollar amounts in Step Two;

          (2)  Step  Two:  The sum of the dollar  amounts
          calculated  pursuant  to  Step  One  shall   be
          calculated.   The  total amount  calculated  in
          this   Step   Two   shall  be  distributed   in
          accordance with Steps Three and Four;

          (3)  Step  Three: The Pre-Tax Contributions  of
          the   Highly  Compensated  Employee  with   the
          highest  dollar amount of Pre-Tax Contributions
          shall  be reduced by the dollar amount required
          to cause that Highly Compensated Employee's Pre-
          Tax Contributions to equal the dollar amount of
          the   Pre-Tax  Contributions  of   the   Highly
          Compensated  Employee  with  the  next  highest
          dollar  amount of Pre-Tax Contributions.   This
          dollar amount is then distributed to the Highly
          Compensated Employee with the highest dollar amount of Pre-Tax Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this Step Three, would equal the total calculated under Step Two, the lesser amount shall be distributed; and

          (4) Step Four: If the total amount distributed is less than the amount calculated pursuant to Step Two, Step 3 is repeated.

     The income allocable to excess Pre-Tax Contributions shall be determined by multiplying the income allocable for the Plan Year to the Participant's Pre-Tax Contributions Account from which the excess contributions are to be distributed by a fraction, the numerator of which is the excess Pre-Tax Contribution on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's Pre-Tax Contributions Account balance on the last business day of the preceding Plan Year plus the Pre-Tax Contributions (other than excess Pre-Tax Contributions) allocated to that account during the Plan Year. If there is a loss, the total excess Pre-Tax Contributions shall nonetheless be distributed to the Participant, but the amount distributed shall not exceed the balance of the Pre-Tax Contributions Account from which the distribution is made. The amount of any excess contributions to be distributed shall be reduced by excess deferrals previously distributed for the taxable year ending in the same Plan Year in accordance with Section 402(g)(2) of the Code and excess deferrals to be distributed for a taxable year shall be reduced by excess contributions previously distributed for the Plan beginning in such taxable year.

     10.   Section  5.4(a)  of  the Plan is  hereby  amended  and

restated in its entirety to provide as follows:

          (a)     DISCRETIONARY MATCHING CONTRIBUTIONS.
                  ------------------------------------
          Subject to the Board's right to terminate or amend this Plan, the Employer shall contribute to the Trust Fund for each Plan Year as an Employer Matching Contribution such amount, if any, as the Board shall determine in its sole and absolute discretion. The amount of the Employer Matching Contribution made on behalf of each Participant shall be based on the Pre-Tax Contributions made by the Participant for the Plan Year.

     11.   Effective January 1, 1997, Section 5.4(d)(3) is hereby

deleted from the Plan and the remaining paragraphs are renumbered accordingly.

      12.Effective January 1, 1997, Section 5.4(e)  of  the  Plan

is  hereby  amended and restated in its entirety  to  provide  as follows:

          (e)   DISTRIBUTION OF EXCESS CONTRIBUTIONS.   No
                ------------------------------------
          later  than  the last day of each Plan  Year,  any
          "excess aggregate contributions" and the income allocable thereto will be distributed to Participants who made excess aggregate contributions during the preceding Plan Year. For purposes of this paragraph, an "excess aggregate contribution" is the amount described in Section 401(m)(6)(B) of the Code. The distribution of excess aggregate contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the dollar amount of excess aggregate contributions made on behalf of each Highly Compensated Employee in accordance with the following procedure:

          (1)  Step One: The dollar amount of the  excess
          Matching    Contribution   for   each    Highly
          Compensated Employee shall be calculated in the
          manner  described in Code Section  401(k)(8)(B)
          and   Treasury  Regulation  Section   1.401(k)-
          1(f)(2).   However,  in applying  these  rules,
          rather  than distributing the amount  necessary
          to  reduce  the average contribution percentage
          of each Highly Compensated Employee in order of
          these    Employees',    average    contribution
          percentages, the Plan uses these dollar amounts in Step Two;

          (2)  Step  Two:  The sum of the dollar  amounts
          calculated  pursuant  to  Step  One  shall   be
          calculated.   The  total amount  calculated  in
          this   Step   Two   shall  be  distributed   in
          accordance with Steps Three and Four;

          (3)  Step Three: The Matching Contributions  of
          the   Highly  Compensated  Employee  with   the
          highest dollar amount of Matching Contributions
          shall  be reduced by the dollar amount required
          to  cause  that  Highly Compensated  Employee's
          Matching  Contributions  to  equal  the  dollar
          amount  of  the Matching Contributions  of  the
          Highly  Compensated  Employee  with  the   next
          highest     dollar    amount    of     Matching
          Contributions.   This  dollar  amount  is  then
          distributed to the Highly Compensated Employee with the highest dollar amount of Matching
          Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this Step Three, would equal the total calculated under Step Two, the lesser amount shall be distributed; and

          (4) Step Four: If the total amount distributed is less than the amount calculated pursuant to Step Two, Step 3 is repeated.

     The income allocable to excess aggregate contributions was to be determined by multiplying the income allocable to the Participant's Matching Contributions Account for the Plan Year by a fraction, the numerator of which is the excess aggregate contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the Participant's
     Matching Contributions Account balance on the last business day of the preceding Plan Year. The excess aggregate contributions to be distributed to the Participant shall be adjusted for income and losses. In the case of a loss, the total excess aggregate contributions would nonetheless be distributed to the Participant, but the amount distributed could not exceed the Participant's Matching Contributions Account balance.

     13.   Section  5.4(f)  of  the Plan is  hereby  amended  and

restated in its entirety to provide as follows:

          (f)   MULTIPLE USE OF THE ALTERNATIVE  LIMITATION.
                -------------------------------------------
          For    purposes   of   determining   whether   the
          limitations in Sections 4.3 and 5.4 are met, the Plan shall satisfy the test for multiple use of the "alternative limitation" (as described in Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii)
          of  the  Code)  set  forth in Treasury  Regulation
          Section  1.401(m)-2.   If  multiple  use  of   the
          alternative limitation occurs with respect to two or more plans or arrangements maintained by the Employer it must be corrected by reducing actual contribution percentages of all Highly Compensated Employees in the manner described in Treasury Regulation Section 1.401(m)-2(c)(3); provided that the Employer may instead eliminate the multiple
          use   of  the  alternative  limitation  by  making
          qualified nonelective contributions. For purposes of this paragraph, Section 4.3(c)(2), and Section
          5.4(d)(1)   of  the  Plan,  the  term   "qualified
          nonelective contribution" shall mean any  Employer
          contribution  with  respect  to  which   (i)   the
          Employee may not elect to have a contribution paid
          to   the   Employee  in  cash  instead  of   being
          contributed to the Plan, (ii) the Employee may not elect to receive a distribution from the Plan earlier than separation from employment, death,
          Disability,   an   event  described   in   Section
          401(k)(10) of the Code, attainment of age fifty-nine and one-half (59 1/2) years, or hardship, and
          (iii) the Employee is fully vested at all times.

     14.   Section  6.4(b)  of  the Plan is  hereby  amended  and

restated in its entirety to provide as follows:

          (b)     ESOP   DIVERSIFICATION   ELECTION.    ESOP
                  ---------------------------------
          Contributions  allocable to a  Participant's  ESOP
          Account and amounts transferred to the ESOP Fund from amounts credited to a Participant's other Accounts may not be transferred from the ESOP Fund to another Fund or Funds, except as provided in this Section 6.4(b). A Participant shall become a "qualified Participant" and may elect to diversify his ESOP Account after attaining age fifty-five
          (55) and being credited with ten (10) or more years of participation in the Plan since the later of (1) the date he commenced participation in the Plan or (2) January 1, 1988 (which is the date as of which the ESOP feature was added to this Plan). (In other words, no Participant will be allowed to diversify his ESOP Account prior to January 1, 1998.) Within ninety (90) days after the close of each Plan Year during the "qualified election period," a qualified Participant may elect to diversify twenty-five percent (25%) of the number of shares of Employer Securities acquired by or contributed to the Plan after December 31, 1986 that have ever been allocated to the Participant's accounts on or before the most recent Plan allocation date less the number of shares of Employer Securities previously distributed, transferred, or diversified pursuant to a diversification election made after December 31, 1986. The "qualified election period" is the six
          (6) year period commencing with the Plan Year in which the Participant becomes a qualified Participant. In addition, in the final year of the six (6) year qualified election period, a Participant may diversify fifty percent (50%) of the number of shares of Employer Securities acquired by or contributed to the Plan after December 31, 1986 that have ever been allocated to the Participant's accounts on or before the most recent Plan allocation date less the number of shares of Employer Securities previously distributed, transferred, or diversified pursuant to a diversification election made after December 31, 1986. A qualified Participant may elect to diversify his ESOP Account by directing the investment of up to the available percentage of such account (twenty-five percent (25%) or fifty percent (50%) as the case may be) to one or more of the Funds (other than the ESOP Fund) in accordance with the provisions of Sections 6.3 and 6.4, commencing as of the first day of the first Plan Year falling within the qualified election period. Beginning with the first day of the first Plan Year falling within the qualified election period, the restrictions on the transfer of the portion of any Account other than the ESOP Account from the ESOP Fund to any other Fund, as set forth in the first sentence of this paragraph, shall no longer be applicable to such qualified Participant and such transfers may be accomplished pursuant to the rules of Section 6.4(a).

     15.   The third sentence of Section 8.2(b) is hereby amended

and restated in its entirety to provide as follows:

     Special    ESOP   Contributions   made   pursuant    to
     Section 5.2(b) shall be allocated to the ESOP Accounts of each Participant on whose behalf such contribution is made by crediting each such Participant's ESOP Account in the same ratio that each such Participant's Earnings for the Plan Year bear to the Earnings of all such Participants for the Plan Year. Special "per capita" ESOP Contributions made pursuant to
     Section 5.2(c) shall be allocated to the ESOP Account of each eligible Participant on whose behalf such a contribution has been made in such amount and under such terms and conditions as the Board shall direct, in its sole and absolute discretion.

     16.   The  second sentence of Section 8.2(c) of the Plan  is

hereby  amended  and  restated in  its  entirety  to  provide  as follows:

     Special  Profit Sharing Contributions made pursuant  to
     Section 5.1(b) shall be allocated to the Profit Sharing Accounts of each Participant on whose behalf such contribution is made by crediting each such Participant's Profit Sharing Account in the same ratio that each such Participant's Earnings for the Plan Year bear to the Earnings of all such Participants for the Plan Year. Special "per capita" Profit Sharing Contributions made pursuant to Section 5.1(c) shall be allocated to the Profit Sharing Accounts of each eligible Participant on whose behalf such a contribution has been made in such amount and under such terms and conditions as the Board shall direct, in its sole and absolute discretion.

     17.   The first sentence of Section 8.2(f) is hereby amended

and restated to provide as follows:

     Notwithstanding anything to the contrary in this Section or any other provision of this Plan, in any Plan Year in which the Plan is Top Heavy or Super Top Heavy, the Employer shall make a special ESOP Contribution on behalf of each Participant who is not a Key Employee for the Plan Year in such amount as may be necessary to assure that the sum of the Profit Sharing Contributions, ESOP Contributions, and forfeitures, if any, allocated to the Participant's accounts equals at least the "minimum required contribution."

     18.   The  fifth sentence of Section 8.2(f) of the  Plan  is

hereby amended and restated to provide as follows:

     The special ESOP Contribution called for by this paragraph shall be allocated on behalf of all Employees who are not Key Employees for the Plan Year and who are employed by the Employer on the last day of the Plan Year without regard to whether such Employees have completed one thousand (1,000) Hours of Service during the Plan Year.

     19.   Section  8.2(g)  of  the Plan is  hereby  amended  and

restated in its entirety to provide as follows:

          (g)   ALLOCATION TO CERTAIN PERSONS PROHIBITED.
                ----------------------------------------
          Notwithstanding the foregoing, no portion of the assets of the Plan attributable (or allocable in lieu of) Employer Securities acquired by the Plan in a sale to which Section 1042 of the Code applies may accrue or be allocated directly or indirectly under any Plan of the Employer meeting the requirements of Section 401(a) of the Code (1) during the "nonallocation period" for the benefit of (A) any taxpayer who makes an election under
          Section 1042(a) of the Code with respect to Employer Securities, or (B) any individual who is related to the taxpayer within the meaning of

          Section 267(b) of the Code, or (2) for the benefit of any other person who owns (after the application of Section 318(a) of the Code) more than twenty-five percent (25%) of (A) any class of outstanding stock of the corporation that issued such Employer Securities or any corporation which is a member of a controlled group of corporations (within the meaning of Section 409(l)(4) of the
          Code) of such corporation or (B) the total value of any class of outstanding stock of any such corporation. Clause (1)(B) of the preceding sentence shall not apply to any individual if the individual is the lineal descendant of the taxpayer and the aggregate amount allocated to the benefit of all lineal descendants during the nonallocation period does not exceed more than five percent (5%) of the Employer Securities (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Section 267(c)(4) of the Code) in a transaction to which Section 1042 of the Code applied. For purposes of this Section, "nonallocation period" means the period beginning on the date of the sale of the qualified securities and ending on the later of: (1) the date which is ten (10) years after the date of the sale; or (2) the date of the Plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with the sale.

     20.   The  first sentence of Section 8.5(d) of the  Plan  is

hereby  amended  and  restated in  its  entirety  to  provide  as follows:

     In the event it is necessary to limit the Annual Additions to the Accounts of a Participant under this Plan due to the allocation of forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of Pre-Tax Contributions made by a Participant, or for any other reason the Commissioner determines to be justifiable, the Advisory Committee shall limit the allocation of Pre-Tax Contributions to the Participant's Pre-Tax Contribution Account and/or return any such excess Pre-Tax Contribution plus earnings allocable to any such excess Pre-Tax Contributions to the Participant.

     21.   Section 9.3(b) of the Plan is hereby amended by adding

to the end thereof the following new sentence:

     Notwithstanding any provision in the Plan to the contrary, hardship distributions may not be made from earnings credited to the Participant's Pre-Tax Contributions Accounts that were credited after December 31, 1988.

     22.   Section  10.2(d)  of the Plan is  hereby  amended  and

restated to provide as follows:

          (d) Termination or partial termination of this Plan as provided in Section 13.3 of this Plan;

     23.   The  last sentence of Section 10.3(b) of the  Plan  is

hereby  amended  and  restated in  its  entirety  to  provide  as follows:

     If a portion of a Participant's ESOP Account or Profit Sharing Account is forfeited, Employer Securities allocated pursuant to Section 8.2(b) must be forfeited only after other assets have been forfeited. Furthermore, if interests in more than one class of Employer Securities are allocable to the Participant's ESOP Account, the Participant shall be treated as forfeiting the same proportion of each class.

     24.   The  first  sentence of Section 10.5 of  the  Plan  is

hereby amended and restated to provide as follows:

     If the vesting schedule set forth in Section 10.3 is amended, in the case of an Employee who is a Participant on the later of (a) the date the amendment is adopted, or (b) the date the amendment is effective, the non-forfeitable percentage of the benefit to which the Employee is entitled (determined as of such date) shall not be less than the non-forfeitable percentage of the benefit to which he is entitled under the Plan without regard to such amendment.

     IN  WITNESS  WHEREOF, the Corporation has caused this  First

Amendment  to  be executed by its duly authorized  representative this 2nd day of December, 1998.

                              AMERCO

                              By: /S/ EDWARD J. SHOEN
                                  ---------------------------

                              Its:  President
                                  ---------------------------